SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                December 16, 2002

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                    000-23961               41-1810301
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                        Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
                (Registrant's telephone number,including area code)

Item 5.        Other Events


     In November 2002, excess spreads decreased to 3.18 percent. The 290 basis point decrease from October 2002 is the result of the following: gross losses in the Metris Master Trust increased by 205 basis points to 18.61 percent; cash yields decreased 124 basis points to 25.70 percent; and funding costs decreased by 39 basis points.

     Higher losses are due to the overall Trust balances decreasing at a time when delinquencies (arising from the $2.2 billion of assets transferred from Direct Merchants Credit Card Bank, N.A., a wholly-owned subsidiary of Metris Companies Inc, to the Trust in the first half of 2002) are seasoning. In addition, cash yields in the Trust are lower as a result of having three fewer business days in the month of November to receive and process payments.

     The Trust is expected to experience low excess spreads for the first half of 2003. However, several actions have been taken to improve performance in the Trust, including: raising prices on higher risk portions of the portfolio; increasing the intensity of collections against high-risk accounts; and reducing credit lines on accounts across all segments of the portfolio.

     November's Trust performance was within the ranges anticipated. While not satisfied with the current level of performance, Metris remains comfortable with the overall performance of the Trust.


                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

               Ex. 20a Series 1999-1 November Securityholder's Statement

               Ex. 20b Series 1999-2 November Securityholder's Statement

               Ex. 20c Series 1999-3 November Securityholder's Statement

               Ex. 20d Series 2000-1 November Securityholders's Statement

               Ex. 20e Series 2000-2 November Securityholder's Statement

               Ex. 20f Series 2000-3 November Securityholder's Statement

               Ex. 20g Series 2001-1 November Securityholder's Statement

               Ex. 20h Series 2001-2 November Securityholder's Statement

               Ex. 20i Series 2001-3 November Securityholder's Statement

               Ex. 20j Series 2001-4 November Securityholder's Statement

               Ex. 20k Series 2002-3 November Securityholder's Statement

               Ex. 20l Series 2002-4 November Securityholder's Statement

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.


                                     By:    /s/ Ralph A. Than
                                            Ralph A. Than
                                            Senior Vice President, Treasurer
Dated:  December 16, 2002